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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- JANUARY 13, 2009

RIVERSOURCE SMALL CAP ADVANTAGE FUND (PROSPECTUS DATED MAY 30, 2008) S-6427-99 N

On Jan. 8, 2009, the Fund's Board of Directors approved in principle the merger of RiverSource Small Cap Advantage Fund (the Fund) into Seligman Smaller-Cap Value Fund, a fund that seeks long-term capital appreciation. More information about Seligman Smaller-Cap Value Fund and the proposed merger will be included in proxy materials.

Completion of the merger is subject to approval by shareholders of the Fund. It is currently anticipated that proxy materials regarding the merger will be distributed to shareholders during the first or second quarter of 2009, and that a meeting of shareholders to consider the merger will be scheduled for the second quarter of 2009.

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S-6427-3 A (1/09)